Goodwill	12 Months Ended
Dec. 31, 2016
Goodwill [Abstract]
GOODWILL
23. GOODWILL

The change in goodwill for the year ended December 31 is due to the following:

millions of Canadian dollars	2016	2015
Balance, January 1	$264	$222
Acquisition of TECO Energy as at July 1, 2016 (note 4)	5,771	-
Impairment	-	-
Change in foreign exchange rate	178	42
Balance, December 31	$6,213	$264

Goodwill on Emera’s balance sheet relates to the acquisitions of TECO Energy (see note 4), Emera Maine and GBPC. Goodwill is subject to an annual assessment for impairment at the reporting unit level. Reporting units are generally determined at the operating segment level or one level below the operating segment level. Emera’s reporting units with goodwill are Tampa Electric, PGS, New Mexico Gas, Emera Maine and GBPC.

Entities assessing goodwill for impairment have the option of first performing a qualitative assessment to determine whether a quantitative assessment is necessary. If an entity performs the qualitative assessment, but determines that it is more likely than not that its fair value is less than its carrying amount or if an entity bypasses the qualitative assessment, a quantitative two-step, fair value-based test is performed. The first step compares the fair value of the reporting unit to its carrying amount, including goodwill. If the carrying amount of the reporting unit exceeds its fair value, the second step is performed. The second step requires an allocation of fair value to the individual assets and liabilities using purchase price allocation accounting guidance in order to determine the implied fair value of goodwill. If the implied fair value of goodwill is less than the carrying amount, an impairment loss is recorded as a reduction to goodwill and a charge to operating expense. Emera reviews recorded goodwill at least annually (during the fourth quarter) for each reporting unit, with interim impairment tests performed when impairment indicators are present.

A qualitative assessment was performed for Emera Maine, concluding that the fair value of the reporting unit exceeded its carrying value, and as such, no quantitative assessment was performed. The fair value for GBPC was determined using a discounted cash flow analysis. The fair values for the reporting units acquired in the TECO Energy acquisition (Tampa Electric, PGS, New Mexico Gas) have been preliminarily determined using a weighted combination of a discounted cash flow analysis, a market multiple analysis, and a comparable transactions analysis. The discounted cash flow analysis relies on management’s best estimate of the reporting units’ projected cash flows. It includes an estimate of terminal values based on these expected cash flows using a methodology which derives a valuation using an assumed perpetual annuity based on the entity’s residual cash flows. The discount rate is a market participant rate based on a peer group of publicly traded comparable companies and represents the weighted average cost of capital of comparable companies. The market multiples analysis utilizes multiples of business enterprise value to earnings before interest, taxes, depreciation and amortization (“EBITDA”) of comparable public companies in estimating fair value. The comparable transaction analysis identified comparable company acquisitions within the industry and calculates the implied EBITDA multiple from the transaction, which is then applied to the last-twelve-months EBITDA of the subject company.

Significant assumptions used in estimating the fair value include discount and growth rates, valuation of NOLs, utility sector market performance and transactions, projected operating and capital cash flows and the calculation of the terminal value. In addition to this quantitative analysis, management performed a qualitative assessment in Q4 2016 to ensure that there were no changes in facts or circumstances from the July 1, 2016 acquisition date that would require additional fair value testing for the Tampa Electric, PGS, and New Mexico Gas reporting units.

The company determined the fair value of reporting units exceed their book value and related goodwill carrying amounts at December 31, 2016 and December 31, 2015, resulting in no impairment charge. Adverse changes in assumptions described above could result in a future material impairment of the goodwill assigned to Tampa Electric, PGS, New Mexico Gas, Emera Maine and GBPC.